UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2007
Date of Report (Date of earliest event reported)

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)          (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

DOWN PAYMENT FOR THE ACQUISITION OF SHARES OF SRICON INFRASTRUCTURE PRIVATE LIMITED

Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on December 19, 2007

On December 19, 2007, India Globalization Capital, Inc. (“IGC”) entered into an Amendment to the Share Subscription Cum Purchase Agreement  (“Amended Sricon Subscription Agreement”) dated September 15, 2007 with Sricon Infrastructure Private Limited  (“Sricon”) and certain individuals (collectively, the “Promoters”).  The Amended Sricon Subscription Agreement amends the Share Subscription Cum Purchase Agreement (the “Original Sricon Subscription Agreement”) dated September 15, 2007 by and among IGC, Sricon and the Promoters.  Pursuant to the Original Sricon Subscription Agreement, IGC will acquire (the “Original Sricon Acquisition”) 4,041,676 newly-issued equity shares  (the “Original Sricon Shares”) directly from Sricon and 351,840 equity shares from Mr. R. L. Srivastava (the “Sale Shares” and collectively with the Original Sricon Shares, the “Sricon Shares”) so that at the conclusion of the transactions contemplated by the Original Sricon Subscription Agreement, IGC will own approximately 63% of the outstanding equity shares of Sricon. The Original Sricon Subscription Agreement was previously filed on Form 8-K as Exhibit 10.4 with the Securities and Exchange Commission on September 27, 2007.

In order to secure the transaction and provide Sricon with a refundable down payment in a form consistent with Indian law, in advance of completing the Original Sricon Acquisition, IGC, pursuant to the Amended Sricon Subscription Agreement, agreed to provide a deposit in the form of  an advance (“Sricon Advance”) towards the purchase of shares.   The money is refundable by Sricon in the event certain conditions precedent, which  include a vote by IGC shareholders for  the consummation of the transaction, are not met.   In the event that conditions precedent are met, including an affirmative vote by the IGC shareholders in favor of the consummation of the transaction, the Sricon Advance would be applied towards the purchase of shares of Sricon.

IGC agreed to advance INR 128,342,500 (approximately USD $3,250,000 at current exchange rates) to Sricon towards the purchase of  503,620 (the “Sricon Portion of Subscription  Shares”) of the 4,041,676 Original Sricon Shares (constituting approximately 14.66% of the post issued paid up share capital of Sricon) offered pursuant to the Original Sricon Subscription Agreement.

The following description summarizes the material amendments made by the Amended Sricon Subscription Agreement to the Original Sricon Subscription Agreement.  The description below is qualified in its entirety by the text of the form of the Amended Sricon Subscription Agreement filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Validity of Original Sricon Subscription Agreement

Except as modified by the Amended Sricon Subscription Agreement, all terms and conditions of the Original Sricon Subscription Agreement survive and continue to remain valid and binding on IGC, Sricon and the Promoters.

Purchase Price - Funding

At the Sricon Completion (defined below), IGC will advance  Sricon  INR 128,342,500 (approximately USD $3,250, 000 at current exchange rates) in cash.

IGC anticipates using the proceeds of the secured debt offering described in Item 2.03 below to fund the Sricon Advance and  the TBL Advance  (as defined below).  The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Completion of Funding the Sricon Advance

The completion of the advance towards the Sricon Portion of Subscription Shares  (the “Sricon Completion”) will take place on a date mutually agreed upon by IGC, Sricon and the Promoters (the “Sricon Completion Date”).

 Conditions Precedent to the Funding of the Sricon Advance

The obligations of IGC to fund the Sricon Advance  is subject to the fulfillment of certain conditions prior to or simultaneously upon the Sricon Completion Date, including the following:

•                The representations and warranties as provided in the Original Sricon Subscription Agreement remaining true and correct as of the Sricon Completion;

•                  Receipt of approvals of the Sricon Board of Directors of the Amended Sricon Subscription Agreement and the transactions contemplated thereunder;

•                  The performance and completion of certain agreements, obligations and conditions to be performed by Sricon and the Promoters under the Amended Sricon Subscription Agreement;

•                  Amendment of Sricon’s Memorandum and Articles of Association;

•                  The appointment of one nominee of IGC as a member of the Board of Director of Sricon by the shareholders of Sricon effective upon the Sricon Completion;

•                 Sricon opening a new bank account with Citibank N.A;

•                Written evidence from the Promoters that Mr. Ram Mukunda has become an authorized signatory on certain existing Sricon bank accounts subject to certain undertakings by Sricon.  Mr. Mukunda is to be the sole signatory on the Citibank N.A. bank account subject to certain undertakings by Sricon;

•                  The Promoters and Sricon providing written confirmation that (i) they have given written instructions to the banks with whom  certain existing Sricon bank accounts are maintained for automatic transfer into the Citibank N.A. bank account, every month, effective April 1, 2008, of 20% of the receivables paid into  certain existing Sricon bank accounts, including without limitation, the receivables due to Sricon pursuant to the Joint Venture Agreement entered into by Sricon with Hindustan Steel Works Constructions Limited; (ii) no lender or third party has any rights over funds lying to the credit of the existing Sricon bank accounts; (iii) Sricon has not entered into any agreement whereby any party other than IGC has priority over the funds in the certain existing Sricon bank accounts or the Citibank N.A. bank account; and

•             Sricon obtaining a certificate from an independent accountant indicating the fair value of the Sricon Portion of Subscription Shares .

 Funding Events

  Upon funding,  certain provisions of the Shareholders Agreement (the “Sricon Shareholders Agreement”) dated September 15, 2007 by and among IGC, Sricon and Promoters, as previously filed on Form 8-K as Exhibit 10.5 with the Securities and Exchange Commission on September 27, 2007, relating to, among other things, voting, Board meetings and action without a meeting, committees, veto rights of IGC and dividends, shall become effective and the Promoters and Sricon shall be bound by the terms contained therein.

The Amended Sricon Subscription Agreement provides for certain covenants of the Promoters and Sricon to take effect upon funding, including the following:

•            The Promoters and Sricon shall not propose any resolution at a Sricon shareholders meeting if such resolution is not approved by the IGC nominated Director at a meeting of the Sricon Board of Directors;

•            Until the Sricon Completion, the Promoters shall not transfer all or any part of their shareholdings in Sricon to any person;

•     Approval of the director nominated by IGC shall be required for passing any resolution which will have the effect of changing the signatories to the existing bank accounts and the Citibank N.A. account and for opening any account with any bank;

•     Where a resolution for allotment of shares in favor of IGC is proposed by an IGC nominated Sricon Director, the Promoters (if they are also Sricon Directors) shall cause the Directors nominated by them to vote in favor of the resolution;

•      The Sricon shareholders shall vote to approve an amendment to the Sricon Articles of Association; and

•                  The Promoters shall deliver to IGC certain documents creating a pledge (the “Pledge”) on 53.88% (1,579,711 shares) of  Sricon’s existing share capital in favor of IGC to ensure that the Promoters will fulfill their obligations under the Amended Sricon Subscription Agreement.

 Completion Events

Upon fulfillment of all the conditions precedent set forth in the Original Sricon Subscription Agreement, the parties shall proceed to complete the acquisition of the Sricon Portion of Subscription Shares.

At the Sricon Completion, Sricon shall issue to IGC the Sricon Portion of Subscription Shares.

If one or more conditions precedent set forth in the Original Sricon Subscription Agreement are not satisfied and cured by Sricon within seven (7) days of receipt of a notice of non-compliance from IGC, then the Promoters shall cause Sricon to refund the Sricon Advance . If Sricon fails to repay the Sricon Advance  within the seven (7) days of receipt of the notice of non-compliance from IGC, then IGC shall instruct Citibank N.A. to repatriate funds in such bank account to IGC.

If funds in the Citibank N.A. bank account are less than the Sricon Advance , the Promoters will cause Sricon to fund the Citibank N.A. bank account with such amount by which the funds lying in the Citibank N.A. bank account fall short of the Sricon Advance . If the Promoters cause Sricon to fail to fund the shortfall in the Sricon Advance , or upon the Promoters or Sricon committing a breach of their obligations under the Amended Sricon Subscription Agreement and failing to cure the breach within seven (7) days of being notified by IGC, then IGC shall have the right to exercise the Pledge and be registered as a “member” in respect of the 53.88% (1,579,711 shares) of Sricon’s existing share capital.  If the Promoters or Sricon is in breach of their respective obligations as set forth in this paragraph and/or  IGC is unable to exercise the Pledge or be registered as a “member” in respect of the 53.88% (1,579,711 shares) of Sricon’s existing share capital, then IGC shall be entitled to receive the Sricon Portion of Subscription  Shares and to subscribe to such number of additional shares in Sricon as will bring IGC’s shareholding to 51% of the paid up share capital of Sricon on such date (the “Additional Sricon Subscription  Shares”). Upon IGC subscribing for the Additional Sricon  Subscription  Shares, IGC shall be entitled to appoint a majority of the Sricon Board of Directors.

In the event IGC exercises the Pledge or IGC subscribes for the Additional Sricon Subscription  Shares, the provisions of the Sricon Shareholders Agreement shall be triggered. However, IGC shall not be subject to any restrictions on transfer of the Sricon Subscription  Shares, the Additional Sricon Subscription  Shares or the shares obtained through enforcing the Pledge.

Board Representation

 IGC shall be entitled to appoint one director on the Sricon Board of Directors after funding of the Sricon Advance.  Such director shall not be removed by Sricon or the Promoters unless required by law.  IGC may remove from office such appointed director.  If IGC desires that such director nominated or appointed by IGC cease to be a director of IGC, the Promoters shall vote to ensure such removal and appointment of a new director nominated by IGC to replace the director so removed.

If IGC or any of its affiliates cease to be a shareholder of IGC, then all rights of IGC as a shareholder shall automatically terminate and IGC shall cause its nominee Directors to resign from the Sricon Board of Directors.

Resolution of Disputes

The parties to the Amended Sricon Subscription Agreement agree to resolve disputes amicably.  If such a dispute is not resolved within sixty (60) days of the dispute date, the parties shall refer, in writing, the dispute, not later than thirty (30) days after expiry of the aforesaid period, to Mr. Ram Mukunda and R.L. Srivastava for resolution.   If such dispute is not resolved within thirty (30) days of the written referral, any party shall be entitled to serve notice to the other parties of its right to refer the dispute to binding arbitration in Mumbai, India.

Assignment

The Amended Sricon Subscription Agreement including the pledge of Promoter Shares may be assigned to an affiliate of IGC without the consent of Sricon or its Promoters.

DOWN PAYMENT FOR THE ACQUISITION OF SHARES OF TECHNI BHARATHI LIMITED

Amendment to the Share Subscription Agreement Dated September 16, 2007, entered into on December 21, 2007

 On December 21, 2007, India Globalization Capital, Inc. (“IGC”) entered into an Amendment to the Share Subscription Agreement  (“Amended TBL Subscription Agreement”) dated September 16, 2007 with Techni Bharathi Limited (“TBL”) and certain individuals (collectively, the “Promoters”).  The Amended TBL Subscription Agreement amends the Share Subscription Agreement (the “Original TBL Subscription Agreement”) dated September 16, 2007 by and among IGC, TBL and the Promoters.  Pursuant to the Original TBL Subscription Agreement, IGC agreed to acquire (the “Original TBL Acquisition”) 7,150,000 newly-issued equity shares  (the “Original TBL Shares”) and 1,250,000 newly-issued 6% compulsorily convertible shares directly from TBL so that at the conclusion of the transactions contemplated by the Original TBL Subscription Agreement and by the Share Purchase Agreement between IGC and Odeon Limited (“Odeon”) dated September 21, 2007 (the “Odeon Share Purchase Agreement”) (pursuant to which IGC acquired 5,000,000 convertible preference shares of TBL from Odeon ) IGC would own approximately 77% of the outstanding equity shares of TBL on a fully-diluted basis.  The Original TBL Subscription Agreement and the Share Purchase Agreement were previously filed on Form 8-K as Exhibit 10.1 and 10.3, respectively, with the Securities and Exchange Commission on September 27, 2007.

In order to secure the transaction and provide TBL with a refundable down payment in a form consistent with Indian law, in advance of completing the Original TBL Acquisition, IGC, pursuant to the Amended TBL Subscription Agreement, agreed to provide a deposit in the form of an advance (“TBL Advance”) towards the purchase of shares.   The money is refundable by TBL in the event certain conditions precedent, which include a vote by IGC shareholders for the consummation of the transaction, are not met.   In the event that the conditions precedent are met, including an affirmative vote by the IGC shareholders in favor of the consummation of the transaction, the TBL Advance  would be applied towards the purchase of shares of TBL.

IGC agreed to advance up to INR 105,598,500 (approximately USD $2,670,000 at current exchange rates) to TBL towards the purchase of 2,745,671 (the “TBL Portion of Subscription Shares”) of the 7,150,000 Original TBL Shares (constituting approximately 39.04% of the post issued paid up share capital of TBL) offered pursuant to the Original TBL Subscription Agreement.

The following description summarizes the material amendments made by the Amended TBL Subscription Agreement to the Original TBL Subscription Agreement.  The description below is qualified in its entirety by the text of the form of the Amended TBL Subscription Agreement filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated into this Current Report on Form 8-K by reference.

Validity of Original TBL Subscription Agreement

Except as modified by the Amended TBL Subscription Agreement, all terms and conditions of the Original TBL Subscription Agreement survive and continue to remain valid and binding on IGC, TBL and the Promoters.

Purchase Price - Funding

At the TBL Completion (defined below), IGC will advance  TBL up to INR 105,598,500 (approximately USD $2,600,000 at current exchange rates) in cash.

IGC anticipates using the proceeds of the secured debt offering described in Item 2.03 below to fund the Sricon and TBL Advance.  The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Completion of Funding the TBL Advance

The completion of the Advance towards the TBL Portion of Subscription Shares  (the “TBL Completion”) will take place on a date mutually agreed upon by IGC, TBL and the Promoters (the “TBL Completion Date”).

Representations and Warranties

The Amended TBL Subscription Agreement contains customary representations and warranties that TBL and the Promoters made to IGC.   The Amended TBL Subscription Agreement also incorporates by reference the Original TBL Subscription Agreement which contains customary representations and warranties that TBL and the Promoters made to IGC and which IGC made to TBL and the Promoters.

Indemnification

The Promoters have agreed to hold IGC and its directors, advisors, officers, employees and agents harmless from or in connection with (i) any inaccuracy in or breach by the Promoters or TBL of any representation, warranty, covenant or obligations of TBL or the Promoters under the Original TBL Subscription Agreement; (ii) liability arising out of non-compliance of any obligation undertaken by TBL or the Promoters; (iii) any litigation, claim or governmental investigation relating to the business or operations of TBL or the Promoters prior to the date of execution of the Original TBL Subscription Agreement or the Amended TBL Subscription Agreement and as on the TBL Completion Date; and (iv) any non-compliance of any applicable law, rules or regulations prior to the execution of the Amended TBL Subscription Agreement and on the TBL Completion Date.

Conditions Precedent to the Funding of the TBL Accelerated Acquisition

The obligation of IGC to fund the TBL Advance is subject to the fulfillment of certain conditions prior to or simultaneously upon the TBL Completion Date, including the following:

•                The representations and warranties as provided in the Original TBL Subscription Agreement remaining true and correct as of the TBL Completion;

•                  Receipt of approvals of the TBL Board of Directors of the Amended TBL Subscription Agreement and the transactions contemplated thereunder;

•                  The performance and completion of certain agreements, obligations and conditions to be performed by TBL and the Promoters under the Amended TBL Subscription Agreement;

•                  Amendment of TBL’s Articles of Association;

•                  The appointment of one nominee of IGC as a member of the Board of Director of TBL by the shareholders of TBL effective upon the TBL Completion;

•                 TBL opening a new bank account with Citibank N.A;

•                Written evidence from the Promoters that Mr. Ram Mukunda and an IGC nominee have become, in addition to the existing signatories, authorized signatories on certain existing TBL bank accounts subject to certain undertakings by TBL.  Mr. Mukunda and the IGC nominee are to be the exclusive signatories on the Citibank N.A. account subject to certain undertakings by TBL;

•                  The Promoters and TBL providing written confirmation that (i) TBL receivables are free of encumbrances; (ii) no lender or third party has any rights over the TBL receivables, (iii) TBL receivables are credited to the Citibank N.A. bank account; (iv) TBL receivables are free to be utilized as contemplated under the Amended TBL Subscription Agreement; (v) TBL receivables are not subject to any agreement whereby any party other than IGC has priority over the receivables; and (vi) except for certain existing TBL bank accounts, TBL does not maintain any other bank accounts;

•             TBL obtaining a certificate from an independent accountant indicating the fair value of the TBL Accelerated Shares;

•             Promoters causing Odeon Limited to postpone the completion date under the Odeon Share Purchase Agreement from January 31, 2008 to April 30, 2008;

•              Promoters obtaining receipt of certain consents and certificates on behalf of TBL;

•             Promoters and TBL undertaking to utilize the TBL Purchase Price for certain purposes as set forth in the Amended TBL Subscription Agreement and to provide details at weekly intervals;

•              Promoters and TBL confirming that except for SAAG RR Infra Limited (“SAAG”) and Odeon, the TBL Board of Directors does not recognize any other “investors” (as identified in the TBL Articles of Association) and no persons other than SAAG and Odeon have been granted special rights or privileges at meetings of the TBL Board of Directors or the TBL shareholders;

•            Promoters causing TBL to recognize IGC as an “investor” under its Articles of Association;

•            Promoters causing TBL to execute the necessary forms to enable the refund of the TBL Advance  to IGC if the conditions precedent to the Original TBL Subscription Agreement are not satisfied;

•           Promoters transferring 10 equity shares of TBL to Mr. Sujjain Talwar or any other person nominated by IGC at a price to be determined by IGC;

•          Promoters and TBL obtaining a letter from SAAG confirming that SAAG will not exercise its right to subscribe for TBL securities and will release TBL from all claims upon receipt of repayment of a certain loan; and

•          Promoters delivering to IGC a non-objection certificate.

Funding Events

Upon funding, certain provisions of the Shareholders Agreement (the “TBL Shareholders Agreement”) dated September 16, 2007 by and among IGC, TBL and Promoters, as previously filed on Form 8-K as Exhibit 10.2 with the Securities and Exchange Commission on September 27, 2007, relating to, among other things, voting, Board meetings and action without a meeting, committees, veto rights of IGC and dividends, shall become effective and the Promoters and TBL shall be bound by the terms contained therein.

The Amended TBL Subscription Agreement provides for certain covenants of the Promoters and TBL to take effect upon funding, including the following:

•     Promoters and TBL shall not propose any resolution at a TBL shareholders meeting if such resolution is not approved by the IGC nominated Director at a meeting of the TBL Board of Directors;

•                  Until the TBL Completion, the Promoters shall not transfer all or any part of their shareholdings in TBL to any person;

•         Where a resolution for allotment of shares in favor of IGC is proposed by an IGC nominated TBL Director, the Promoters (if they are also TBL Directors) shall cause the Directors nominated by them to vote in favor of the resolution;

•                     The TBL shareholders shall vote to approve an amendment to the TBL Articles of Association; and

•                      The Promoters shall deliver to IGC certain documents creating a pledge (the “Pledge”) on 100% (4,287,500 shares) of  TBL’s share capital in favor of IGC to ensure that the Promoters will fulfill their obligations under the Amended TBL Subscription Agreement.

Completion Events

Upon fulfillment of all the conditions precedent set forth in the Original TBL Subscription Agreement, the parties shall proceed to complete the acquisition of the TBL Portion of Subscription Shares.

At the TBL Completion, TBL shall issue to IGC the TBL Portion of Subscription  Shares.

If one or more conditions precedent set forth in the Original TBL Subscription Agreement are not satisfied and cured by TBL within seven (7) days of receipt of a notice of non-compliance from IGC, then the Promoters shall cause TBL to refund the TBL Advance .  If TBL fails to repay the TBL Advance  within the seven (7) days of receipt of the notice of non-compliance from IGC, then IGC shall instruct Citibank N.A. to repatriate funds in such bank account to IGC.

If funds in the Citibank N.A. account are less than the TBL Advance , the Promoters will cause TBL to fund the Citibank N.A. account with such amount by which the funds lying in the TBL escrow account fall short of the TBL Advance . If the Promoters cause TBL to fail to fund the shortfall in the TBL Advance , or upon the Promoters and/or TBL committing a breach of their obligations under the Amended TBL Subscription Agreement and failing to cure the breach within seven (7) days of being notified by IGC, then IGC shall have the right to exercise the Pledge and be registered as a “member” of  100% (4,287,500 shares) of TBL’s share capital.  If the Promoters or TBL is in breach of their respective obligations as set forth in this paragraph and  IGC is unable to exercise the Pledge or be registered as a “member” of  100% (4,287,500 shares) of TBL’s share capital, then IGC shall be entitled to receive the TBL Portion of Subscription  Shares and to subscribe to such number of additional shares in TBL as will bring IGC’s shareholding to 51% of the paid up share capital of TBL on such date (the “Additional TBL Subscription  Shares”).  Upon IGC subscribing for the Additional TBL Subscription  Shares, IGC shall be entitled to appoint a majority of the TBL Board of Directors.

In the event IGC exercises the Pledge or IGC subscribes for the Additional TBL Subscription  Shares, the provisions of the TBL Shareholders Agreement shall be triggered. However, IGC shall not be subject to any restrictions on transfer of the TBL Subscription  Shares, the Additional TBL Subscription  Shares or the shares obtained through enforcing the Pledge.

Board Representation

 IGC shall be entitled to appoint one director on the TBL Board of Directors after funding of the TBL Advance .  Such director shall not be removed by TBL or the Promoters unless required by law in which event, IGC shall  nominate a new director in place of the removed director.  IGC may remove from office such appointed director.  If IGC desires that such director nominated or appointed by IGC cease to be a director of IGC, the Promoters shall vote to ensure such removal and appointment of a new director nominated by IGC to replace the director so removed.

No resolution of the Board of Directors shall be validly passed except with the affirmative vote of the IGC nominated Director.

If IGC or any of its affiliates cease to be a shareholder of IGC, then all rights of IGC as a shareholder shall automatically terminate and IGC shall cause its nominee Directors to resign from the TBL Board of Directors.

Shareholders Meetings

The quorum at meetings of the TBL shareholders shall be as required by the Indian Companies Act, 1956, provided, the presence of Mr. Sujjain Talwar either in person or by proxy is necessary to constitute a quorum.

The affirmative vote of Mr. Talwar or his proxy shall be necessary to pass a valid resolution at any shareholders meeting.

Resolution of Disputes

The parties to the Amended TBL Subscription Agreement agree to resolve disputes amicably.  If such a dispute is not resolved within sixty (60) days of the dispute date, the parties shall refer, in writing, the dispute, not later than thirty (30) days after expiry of the aforesaid period, to Mr. Ram Mukunda and Mr. Jortin Antony for resolution.  If such dispute is not resolved within thirty (30) days of the written referral, any party shall be entitled to serve notice to the other parties of its right to refer the dispute to binding arbitration in Mumbai, India.

Assignment

The Amended TBL Subscription Agreement including the pledge of Promoter Shares may be assigned to an affiliate of IGC without the consent of TBL  or its Promoters.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To fund India Globalization Capital, Inc.’s,  (“IGC”) subscriptions for the Sricon Advance   and the TBL Advance  described above in Item 1.01 of this Current Report on Form 8-K, IGC conducted a private placement offering of secured promissory notes (the “Notes”) for an aggregate principal amount of up to $7,275,000 (the “Bridge Offering”).

On December 24, 2007, IGC consummated the initial closing of the Bridge Offering in the total principal amount of $5,300,000 to two investors, Dr. Ranga Krishna, IGC’s Chairman of the Board (“ Dr. Krishna”), and Oliveira Capital, LLC (“Oliveira” and, together with Dr. Krishna, the “Initial Investors”).  IGC expects to consummate a second closing for the Bridge Offering in early January, 2008 with certain investors (the “Second Investors”) (the Initial Investors and, together with the Second Investors, the “Investors”), although no assurances can be made that the remaining amount of the Bridge Offering will be consummated.

Each Note bears interest at a rate equal to 5% per annum from the date of issuance of the Note until paid in full on the Maturity Date (defined below).  Each Note is payable in full on the earlier of ten (10) business days following the consummation of a Business Combination (defined as the acquisition by IGC or any of its affiliates, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction or a combination of any of the foregoing, of one or more operating businesses with its or their primary operations in India having collectively, a fair market value of at least 80% of IGC’s net assets at the time of such acquisition) or twelve (12) months from the date of issuance of the Note (the “Maturity Date”).   IGC can pre-pay the Note at any time without penalty or premium.  Except in the event of the consummation of a Business Combination, each Investor shall not be entitled to repayment of its respective Note out of the trust account holding the proceeds of IGC’s initial public offering and each Investor irrevocably and unconditionally waives any right, title or interest in or to any payment out of such trust account.

Each Note is secured pursuant to a Pledge Agreement (the “Pledge Agreement”), by and among IGC and the Investors (named as Secured Parties therein) effective as of December 24, 2007, under which IGC grants liens, on a pro rata basis to the Investors, in shares of the capital stock of IGC’s wholly owned subsidiary, India Globalization Capital – Mauritius (“IGC-M), which is the assignee of IGC’s acquisition agreements relating to certain  proposed business combinations with Sricon, TBL and Chiranjjeevi Wind Energy Limited.

The Notes are not convertible into IGC Common Stock (the “Common Stock”) or other securities.  However, under the Note Purchase Agreement (the “Note Purchase Agreement”), effective as of December 24, 2007, by and among IGC and the Investors (named as Lenders therein), as additional consideration for the investment in the Notes, IGC agrees to issue up to 754,953 shares of  Common Stock to the Investors (of which 550,000 shares may be issued to the Initial Investors) on a pro rata basis within the (10) business days following the consummation of a Business Combination that is approved by a majority of the IGC stockholders. Regardless of whether each of the Notes have been timely paid-in-full, each Investor shall be entitled to the issuance of the shares of Common Stock should IGC enter into a Business Combination within twelve (12) months of the effective date of each of the respective Notes.  If the Business Combination is not approved by a majority of the IGC stockholders or otherwise not consummated,  IGC will have no obligation to issue shares of its Common Stock to the Investors.

Between the effective date and the Maturity Date (as defined in each respective Note), IGC shall cause IGC-M to abstain from issuing any shares of its capital stock to any party other than IGC (the “Prohibited Issuance”).  If any such Prohibited Issuance is made by IGC-M during such period, in addition to any other rights or remedies available to each Investor under the Note Purchase Agreement, the Pledge Agreement, or otherwise at law or in equity, each Investor may at its option and by written notice delivered to IGC within ten (10) days after such Prohibited Issuance, obtain payment in full of all amounts then owed to such Investor under its respective Note.

IGC has also granted registration rights to the Investors pursuant to which the Investors will have the right to have their shares of Common Stock registered with the Securities and Exchange Commission following their issuance. On December 24, 2007, the Initial Investors entered into letter agreements (the “Dr. Ranga Krishna Letter Agreement” and the “Oliveira Capital, LLC Letter Agreement”, respectively) with IGC pursuant to which the Common Stock, issuable upon consummation of a Business Combination, may be registered on registration statements filed pursuant to certain previously executed registration rights agreements with the Initial Investors. Investors in any subsequent closing will enter a new Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which they will receive customary demand and piggyback registration rights, as further described in the Registration Rights Agreement attached hereto as an exhibit.

Dr. Krishna has also agreed to a nine-month lock up on any shares of Common Stock that are issued to him as described above (the “Lock Up Letter Agreement”).

The description above summarizes the material terms of the Note Purchase Agreement, Note, Registration Rights Agreement, Pledge Agreement, Lock Up Letter Agreement, Dr. Ranga Krishna Letter Agreement and Oliveira Capital, LLC Letter Agreement.  The description above is qualified in its entirety by the text of the forms of the Note Purchase Agreement, Note, Registration Rights Agreement, Pledge Agreement, Lock Up Letter Agreement, Dr. Ranga Krishna Letter Agreement and the Oliveira Capital, LLC Letter Agreement filed as exhibits to this Current Report on Form 8-K as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and are incorporated into this Current Report on Form 8-K by reference.

The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act.  IGC believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

Item 3.02.  Unregistered Sales of Equity Securities

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1
Form of Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on December 19, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.

10.2
Form of Amendment to the Share Subscription Agreement Dated September 16, 2007, entered into on December 21, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.

10.3	Note Purchase Agreement, effective as of December 24, 2007, by and among India Globalization Capital, Inc.and the persons named as Lenders therein.
10.4	Form of India Globalization Capital, Inc. Promissory Note.
10.5	Form of Registration Rights Agreement by and among India Globalization Capital, Inc. and the personsnamed as Investors therein.
10.6	Form of Pledge Agreement, effective as of December 24, 2007, by and among India Globalization Capital, Inc. and the persons named as Secured Parties therein.
10.7	Form of Lock up Letter Agreement, dated December 24, 2007 by and between India Globalization Capital, Inc. and Dr. Ranga Krishna.
10.8	Form of Letter Agreement, dated December 24, 2007, with Dr. Ranga Krishna.
10.9	Form of Letter Agreement, dated December 24, 2007, with Oliveira Capital, LLC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: December 27, 2007	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer

Exhibit Index

10.1
Form of Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on December 19, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.

10.2
Form of Amendment to the Share Subscription Agreement Dated September 16, 2007, entered into on December 21, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.

10.3	Note Purchase Agreement, effective as of December 24, 2007, by and among India Globalization Capital, Inc.and the persons named as Lenders therein.
10.4	Form of India Globalization Capital, Inc. Promissory Note.
10.5	Form of Registration Rights Agreement by and among India Globalization Capital, Inc. and the personsnamed as Investors therein.
10.6	Form of Pledge Agreement, effective as of December 24, 2007, by and among India Globalization Capital, Inc. and the persons named as Secured Parties therein.
10.7	Form of Lock up Letter Agreement, dated December 24, 2007 by and between India Globalization Capital, Inc. and Dr. Ranga Krishna.
10.8	Form of Letter Agreement, dated December 24, 2007, with Dr. Ranga Krishna.
10.9	Form of Letter Agreement, dated December 24, 2007, with Oliveira Capital, LLC.